John Hancock Sovereign Achievers Fund, March 1, 1996

                  Supplement to Class A and Class B Prospectus

On March 5, 1996, the Trustees of the Fund voted to change the following as of April 1, 1996:

John Hancock Sovereign Achievers Fund will be know as John Hancock Disciplined Growth Fund.


The second paragraph of the "INVESTMENT OBJECTIVE AND POLICIES" section is amended as follows:

Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities, including common stock, preferred stock and debt securities convertible into common stock. John Hancock Advisers, Inc. (the "Adviser") will seek to invest the assets of the Fund in a diversified portfolio consisting primarily of common stock of high-quality, growth-oriented companies which the Adviser believes will provide the Fund with above-average value. The Adviser will pursue a strategy of investing in companies with superior earnings growth and stability. The Fund will invest in a number of industry groups without concentration in any particular industry. In addition, the Adviser will seek to invest in companies exhibiting one or more of the following traits; a low ratio of debt to total capital, a seasoned, capable management, or a strong industry position due to recognized brands or patent protection.


The "ORGANIZATION AND MANAGEMENT OF THE FUND" section is amended as follows:

The Service Agreement between John Hancock Advisers, Inc and Sovereign Asset Management Corporation will be terminated.


The discussion of who is responsible for the day to day management of the Fund contained in the "Organization and Management of the Fund" section is replaced with the following:

Thomas M. Weary is portfolio manager of the Fund. He is also a co-portfolio manager of John Hancock Sovereign Investors Fund and John Hancock Sovereign Balanced Fund. Mr. Weary joined the Adviser and/ or its affiliates in 1983.




3500S-3/96
March 6, 1996